NEA Valuebuilder Variable Annuity AEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity

Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated May 18, 2011,
To the Prospectus Dated May 1, 2011

Effective May 23, 2011, the Invesco Basic Value fund will merge into the Invesco Van Kampen Value Opportunities fund and the Invesco Large Cap Growth fund will merge into the Invesco Van Kampen American Franchise fund. The Company will no longer make available the Invesco Basic Value or Invesco Large Cap Growth funds as investment options under the Contract.

The “Objectives for Underlying Funds – Invesco Basic Value and Invesco Large Cap Growth” section of the Prospectus is deleted in its entirety and replaced with the following:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Invesco Van Kampen American Franchise	A	To seek long-term capital appreciation	Invesco Advisers, Inc.
Invesco Van Kampen Value Opportunities	A	To seek capital growth and income	Invesco Advisers, Inc.

Please Retain This Supplement For Future Reference